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                                                               Exhibit 10.18


                            THE CONCOURS GROUP, INC.

                       2000 EMPLOYEE STOCK PURCHASE PLAN












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                               TABLE OF CONTENTS

Section 1.  Purpose...............................................................1

Section 2.  Definitions...........................................................1

    (a)    "Account"..............................................................1

    (b)    "Administrator"........................................................1

    (c)    "Board"................................................................1

    (d)    "Code".................................................................1

    (e)    "Company"..............................................................1

    (f)    "Compensation".........................................................1

    (g)    "Designated Subsidiaries"..............................................1

    (h)    "Directed Withholding".................................................1

    (i)    "Direction to Withhold"................................................1

    (j)    "Election to Rescind"..................................................1

    (k)    "Eligible Employee"....................................................2

    (l)    "Employee".............................................................2

    (m)    "Employer".............................................................2

    (n)    "Enrollment Date"......................................................2

    (o)    "Entry Date"...........................................................2

    (p)    "Fair Market Value"....................................................2

    (q)    "Final Rescission Date"................................................2

    (r)    "Grant Date"...........................................................2

    (s)    "Offering Period"......................................................2

    (t)    "Participant"..........................................................3

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
    (u)    "Payroll Date".........................................................3

    (v)    "Plan".................................................................3

    (w)    "Purchase Date"........................................................3

    (x)    "Purchase Price".......................................................3

    (y)    "Purchase Right".......................................................3

    (z)    "Registration Date"....................................................3

    (aa)   "Separation"...........................................................3

    (bb)   "Shares"...............................................................3

    (cc)   "Stock"................................................................3

    (dd)   "Subsidiary"...........................................................3

    (ee)   "Trading Day"..........................................................3

Section 3.  Shares Subject to Purchase............................................4

Section 4.  Participation and Deduction of Directed Withholding...................4

Section 5.  Change of Withholding, Recission, and Separation......................5

Section 6.  Exercise of Purchase Right............................................5

Section 7.  Delivery..............................................................5

Section 8.  Maximum Shares, and Reduction in Shares, Subject to Purchase Rights...5

Section 9   Administration........................................................6

Section 10. Designation of Beneficiary............................................6

Section 11. Transferability.......................................................6

Section 12. Use of Funds..........................................................6

Section 13. Reports and Withholding...............................................7

Section 14. Adjustments Upon Changes in Capitalization............................7

Section 15. Amendment or Termination..............................................7

Section 16. Notices...............................................................7

Section 17. Conditions upon Issuance of Shares, Foreign Employees.................8

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
Section 18. Effective Date and Term of Plan.......................................8

Section 19. Miscellaneous.........................................................8

    (a)    "Execution of Receipts and Relseases"..................................8

    (b)    "Payment of Expenses"..................................................8

    (c)    "Records"..............................................................8

    (d)    "Interpretations and Adjustments"......................................9

    (e)    "No Rights Implied"....................................................9

    (f)    "Information"..........................................................9

    (g)    "Severability".........................................................9

    (h)    "Headings; Gender".....................................................9

    (i)    "No Liability for Good Faith Determination; Actions"...................9

    (j)    "Governing Law"........................................................9

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                            THE CONCOURS GROUP, INC.
                       2000 EMPLOYEE STOCK PURCHASE PLAN

SECTION 1. PURPOSE. The Concours Group, Inc. 2000 Employee Stock Purchase Plan is intended to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Stock of the Company through accumulated payroll deductions under an "Employee Stock Purchase Plan" as defined in Section 423 of the Code, and all provisions hereof will be construed in accordance with those objectives.

SECTION 2. DEFINITIONS. As used herein, the following terms shall have the meaning indicated:

     (a) "ACCOUNT" shall mean the account established for each Participant to record the amounts withheld from his Compensation during the Offering Period of reference.

     (b) "ADMINISTRATOR" shall mean the Board or a designated committee of the Board.

     (c) "BOARD" shall mean the Board of Directors of the Company.

     (d) "CODE" shall mean the Internal Revenue Code of 1986, as amended.

     (e) "COMPANY" shall mean The Concours Group, Inc.

     (f) "COMPENSATION" shall mean an Eligible Employee's regular straight time gross pay, which, without limitation, shall exclude commissions, bonuses, overtime pay, noncash benefits, stock related payments or other special payments.

     (g) "DESIGNATED SUBSIDIARIES" shall mean the Subsidiaries that have been designated by the Board from time to time in its sole discretion as eligible to adopt, and which have in fact adopted, this Plan for the benefit of their Eligible Employees.

     (h) "DIRECTED WITHHOLDING" shall mean the amount, not less than 1% nor more than 15% (in whole percentages), which an Eligible Employee directs his or her Employer to withhold from such Eligible Employee's Compensation paid on each Payroll Date during the Offering Period of reference; provided, however, that such deduction shall cease at the point that $10,625 has been deducted.

     (i) "DIRECTION TO WITHHOLD" shall mean the written notice to the Administrator which authorizes and directs the Employer to deduct the Directed Withholding from a Participant's Compensation on succeeding Payroll Dates.

     (j) "ELECTION TO RESCIND" shall mean the written notice to the Administrator which authorizes and directs a Participant's Employer to discontinue deductions of Directed Withholding, and to refund the entire amount currently credited to such Participant's Account.

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     (k) "ELIGIBLE EMPLOYEE" shall mean each Employee who, at the time of reference, (i) is customarily employed by the Employer for at least twenty (20) hours per week and is expected to work for more than five (5) months in the calendar year of reference for the Employer, and (ii) does not own Stock (within the meaning of Section 423(b)(3) of the Code) possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary.

     (l) "EMPLOYEE" shall mean any person who is determined to be an employee for tax purposes: provided, further, that it shall not include persons who are not treated as employees on the payroll of the Employer regardless of the reason or legal validity of such classification, and regardless of whether such person is considered a leased employee within the meaning of sections 414(m) or
(o) of the Code.

     (m) "EMPLOYER" shall mean, collectively, the Company and each Designated Subsidiary.

     (n) "ENROLLMENT DATE" shall mean, with respect to each Offering Period of reference (i) except with respect to the initial Offering Period described in
Section 2(s)(i), the 5th business day prior to the Entry Date of the Offering Period of reference; and (ii) with respect to the initial Offering Period described in Section 2(s)(i), the 10th day following the Entry Date of such initial Offering Period.

     (o) "ENTRY DATE" shall mean, with respect to the initial Offering Period, the Registration Date and, thereafter, the first day of each subsequent Offering Period.

     (p) "FAIR MARKET VALUE" of a Share on the date of reference shall be (i) on the Registration Date, the price to the public, (ii) if the Stock is listed or admitted for trading on any United States national securities exchange (which for purposes hereof shall include the NASDAQ National Market System), the last reported sale price of Stock on such exchange as reported in any newspaper of general circulation, (iii) if the Stock is quoted on NASDAQ (other than on the NASDAQ National Market System) or any similar system of automated dissemination of quotations of securities prices in common use, the mean between the closing high bid and low asked quotations for such day of the Stock on such system or (iv) if neither clause (i) (ii) nor (iii) is applicable, a value determined by any fair and reasonable means prescribed by the Administrator.

     (q) "FINAL RESCISSION DATE" shall mean, with respect to the Offering Period of reference, the 5th business day prior to the Purchase Date for such Offering Period.

     (r) "GRANT DATE" shall mean, (i) with respect to persons who are Participants on the Entry Date of the initial Offering Period, the Registration Date, and (ii) with respect to persons who become Participants on the Entry Date of each subsequent Offering Period, the first Trading Day following the Entry Date for such Offering Period.

     (s) "OFFERING PERIOD" shall mean, (i) in the case of the initial Offering Period, the period beginning on the Registration Date, and ending on the first June 30, or December 31 occurring thereafter; and (ii) for periods after the initial Offering Period, (x)

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each period beginning on January 1 and ending on June 30, and (y) each period beginning on July 1 and ending on December 31.

     (t) "PARTICIPANT" shall mean each Eligible Employee who has a Direction to Withhold in effect at the time of reference; provided further, without limitation, each Eligible Employee who files a timely Election to Withhold with respect to the initial Offering Period described in Section 2(s)(i), shall be deemed to be a Participant on the Entry Date for such initial Offering Period.

     (u) "PAYROLL DATE" shall mean each date on which a Participant receives Compensation.

     (v) "PLAN" shall mean The Concours Group, Inc. 2000 Employee Stock Purchase Plan.

     (w) "PURCHASE DATE" shall mean the last Trading Day of each Offering
Period.

     (x) "PURCHASE PRICE" shall mean, for each Participant with respect to the Offering Period of reference, 85% of the lesser of (i) the Fair Market Value of the Shares on the Grant Date, or (ii) the Fair Market Value of the Shares on the Purchase Date, of such Offering Period.

     (y) "PURCHASE RIGHT" shall mean the Participant's right to acquire the number of Shares that may be purchased in accordance with Section 3(c), subject to the applicable limitations imposed under other provisions of the Plan.

     (z) "REGISTRATION DATE" shall mean the date on which the Securities and Exchange Commission declares the Company's Registration Statement effective.

     (aa) "SEPARATION" shall mean termination of an Employee's active employment with the Employer for any reason.

     (bb) "SHARES" shall mean the shares of Stock reserved for issuance under this Plan.

     (cc) "STOCK" shall mean the common stock of the Company.

     (dd) "SUBSIDIARY" shall mean any corporation (other than the Company) in any unbroken chain of corporations beginning with the Company if, at the time of reference, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     (ee) "TRADING DAY" shall mean the Registration Date, and each day on which the United States exchange or system on which the Shares are trading at the time of reference is open for trading.

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SECTION 3.  SHARES SUBJECT TO PURCHASE.

     (a) Subject to adjustments provided in Section 14 hereof, the aggregate number of Shares which may be issued under the Plan shall be 400,000 shares, plus an annual increase to be added on the first day of each year beginning in 2001 equal to the number of shares which were issued under the Plan during the preceding year (including those which have been purchased on December 31, even though not yet delivered). The Shares subject to the Plan shall consist of unissued Shares or previously issued Shares reacquired and held by the Company, or any Subsidiary, and such number of Shares shall be and hereby is reserved for sale for such purpose. Any of such Shares that may remain unsold at the termination of the Plan shall cease to be reserved for the purpose of the Plan, but until termination of the Plan the Company shall at all times reserve a sufficient number of Shares to meet the requirements of the Plan. Should any Shares subject to Purchase Rights on the Enrollment Date of an Offering Period fail to be purchased on the Purchase Date for such Offering Period, such Shares may again be made available for purchase with respect to a subsequent Offering Period.

     (b) The total Shares made available with respect to each Offering Period shall be: (i) 200,000 Shares with respect to the Offering Period which begins during 2000; (ii) 100,000 with respect to the Offering Period beginning January 1, 2001, (iii) the sum of (x) 100,000, plus (y) the excess (if any) of (A) 100,000 Shares, over (B) the number of Shares purchased during the Offering Period described in (ii), with respect to the Offering Period beginning July 1, 2001; and thereafter, unless otherwise provided in writing by the Administrator prior to the Entry Date of the Offering Period of reference (iv) 200,000 Shares with respect to each of the Offering Periods beginning on January 1, and (v) all of the remaining Shares under the Plan with respect to each of the Offering Periods beginning on July 1st.

     (c) On each Purchase Date, each Participant on such Purchase Date will have a Purchase Right to purchase the number of full Shares equal to the quotient of (i) the amount credited to such Participant's Account on the Purchase Date, divided by (ii) the Purchase Price of the Shares for such Offering Period, all subject to the maximum amounts in Section 8, and adjustments under Section 14.

SECTION 4.  PARTICIPATION AND DEDUCTION OF DIRECTED WITHHOLDING.

     (a) Each Eligible Employee may become a Participant on each Entry Date by filing, a written Direction to Withhold with the Administrator on or before the corresponding Enrollment Date.

     (b) A Direction to Withhold will continue until changed or rescinded as provided in Section 5, so that, if an Eligible Employee's Direction to Withhold is in effect with respect to a current Offering Period on the Enrollment Date for the Entry Date of the next succeeding Offering Period, such Direction to Withhold will be deemed properly and timely filed on such Enrollment Date.

     (c) All amounts deducted from a Participant's Compensation under this Plan shall be credited to such Participant's Account, but shall remain the unencumbered assets of the Employer, and shall be subject to applicable employment taxes and withholding.

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SECTION 5.  CHANGE OF WITHHOLDING, RECISSION, AND SEPARATION.

     (a) A Participant may change (either increase or decrease) the amount of his Directed Withholding once, and only once, during an Offering Period. The change in rate shall be effective on the first Payroll Date occurring not less than five (5) business days after the Company's receipt of the new Direction to Withhold and, in the case of an increase, the amount of the increase may not exceed five percentage points (i.e. an increase from 3% to 8%).

     (b) In addition, (i) a Participant may rescind his Direction to Withhold in its entirety at any time prior to the Final Recission Date for the Offering Period of reference by filing a written Election to Rescind with the Administrator prior to such Final Recission Date, and (ii) a Participant will be deemed to have rescinded his Direction to Withhold in its entirety in the event of his Separation prior to the Purchase Date for the Offering Period in which such Separation occurs.

     (c) If an event described in either Section 5(b)(i) or (ii) occurs with respect to a Participant before the Purchase Date of reference, the entire amount credited to such Participant's Account automatically will be paid to such Participant in a lump sum, in cash, as soon as reasonably possible following such occurrence.

     (d) The occurrence of an event described in Section 5(b)(i) or (ii) with respect to a Participant during an Offering Period shall not limit such Participant's right to file a Direction to Withhold with respect to any later Offering Period provided that at such time Participant is an Eligible Employee.

SECTION 6. EXERCISE OF PURCHASE RIGHT. The Participant's Purchase Right will be exercised automatically on each Purchase Date by deducting from his Account the full Purchase Price of the Shares subject to his Purchase Right, and refunding (in a lump sum, in cash, but without interest) the amount, if any, credited to his Account that exceeds such Purchase Price; provided however, that if the balance left in the Account consists solely of an amount equal to the value of a fractional Share, it will be retained in the Account and carried over to the next Offering Period.

SECTION 7. DELIVERY. As promptly as practicable after each Offering Period, the Administrator shall arrange the delivery to each Participant of a certificate representing the Shares purchased under the Plan.

SECTION 8.  MAXIMUM SHARES, AND REDUCTION IN SHARES, SUBJECT TO PURCHASE RIGHTS.

     (a) Notwithstanding any provision hereof to the contrary, the maximum number of Shares subject to each Participant's Purchase Right (i) with respect to the initial Offering Period, shall be equal to the quotient of (w) $25,000, divided by (x) the Fair Market Value of the Shares on the Date of Grant for such Offering Period; and (ii) with respect to all subsequent Offering Periods, the quotient of (y) $12,500 divided by (z) the Fair Market Value of Shares on the Date of Grant for such Offering Period. Notwithstanding the forgoing, the maximum number of Shares which can be acquired by a Participant during any calendar year shall be reduced to the extent required to insure that the Participant's acquisition of Shares hereunder will not exceed the $25,000 per calendar year limitation of section 423(b)(8) of the Code, nor cause the Participant to exceed the 5% ownership limitation of Section 2(k).

     (b) If, on a Purchase Date, the maximum number of Shares available for purchase as determined under Section 3(b) is less than the number of Shares subject to all then existing Purchase Rights (as limited by Section 8(a)), the Administrator will reduce the number of Shares subject to each Participant's Purchase Right to an amount equal to the product of (i) the maximum Shares available for purchase as determined under Section 3(b), and (ii) a fraction, the numerator of which is the amount in such Participant's Account, and the denominator of which is the amount in the Accounts of all Participants.

SECTION 9. ADMINISTRATION. The Plan shall be administered by the Administrator, which will be the Board or a committee appointed by the Board. If a committee of the Board is appointed by the Board to act as Administrator, such committee shall have all of the powers of the Board with respect to the Plan except for those powers set forth in Section 15 hereof. The Administrator has full power, in its sole discretion, to administer, interpret, and apply the provisions of the Plan, and decisions of the Plan by the Administrator shall be final, conclusive and binding upon all Participants. Without limitation, the Administrator shall be entitled to delegate some or all of its administrative (as distinguished from its discretionary) authority to officers of the Company.

SECTION 10. DESIGNATION OF BENEFICIARY.

     (a) A Participant may file a written designation of a beneficiary who is to receive any cash as a result of the Participant's death prior to a Purchase Date, or to receive any Shares (and excess cash, if any) in the event of Participant's death subsequent to a Purchase Date but before delivery of the Shares (and excess cash, if any).

     (b) Such designation of beneficiary may be changed by the Participant at any time by written notice. In the event of the death of a Participant without a designated surviving beneficiary, the Administrator shall deliver such cash and/or Shares to the spouse of the Participant or, if there is no surviving spouse, then to the executor or administrator of the estate of the Participant.

SECTION 11. TRANSFERABILITY. Neither payroll deductions credited to Participant's Account, nor any rights with regard to the making or recission of a Directed Withholding, nor the right to receive Shares (and excess cash, if any), may be assigned, transferred, pledged or otherwise disposed of in any way (other than as provided in Section 10) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect.

SECTION 12. USE OF FUNDS. All payroll deductions received or held by the Employer under the Plan may be used by the Employer for any corporate purpose, and the Employer shall not be obligated to segregate such payroll deductions.

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SECTION 13. REPORTS AND WITHHOLDING.

     (a) Statements will be given to all Participants within a reasonable time following a Purchase Date, which statements will set forth the amounts of payroll deductions, the per Share Purchase Price, the number of Shares purchased (and an explanation of any reduction in the Shares subject to the Purchase Right), and the remaining cash balance, if any.

     (b) Each person who acquires Shares hereunder shall agree as a condition of such acquisition that he shall notify his Employer in the event he disposes of the Shares before the second anniversary of the Grant Date with respect to such Shares, and in the event of such disposition while an employee of the Employer, the Employer may withhold from such Participant's current Compensation such amount as it reasonably determines to be necessary to satisfy the Company's obligation to withhold for federal and state taxes with respect to such events.

SECTION 14. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. If a stock dividend, stock split, spin-off, recapitalization, merger, consolidation, exchange of shares or the like, occurs during an Offering Period, as a result of which shares of any class shall be issued in respect of the Shares subject to purchase with respect to such Offering Period, or such Shares shall be changed into a different number of the same or another class or classes, the number of Shares to which each Purchase Right shall be applicable and the calculation of the Fair Market Value as of the Enrollment Date for such Shares shall be appropriately adjusted by the Company in a manner that in its sole discretion will keep this Plan qualified under section 423 of the Code, and otherwise carry out the intent and purpose of the Plan. In the event of the proposed dissolution or liquidation of the Company, the Offering Period will close, and the Purchase Date will occur, 15 days immediately prior to the consummation of such proposed action. All Participants will be notified in advance of such revised Purchase Date. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, either (i) the event will be deemed to constitute the dissolution or liquidation of the Company and Participants shall have the rights set forth in the first sentence hereof, or (ii) this Plan, and each Purchase Right shall be assumed or an equivalent plan and right shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation.

SECTION 15. AMENDMENT OR TERMINATION. The Board may at any time and for any reason terminate or amend the Plan, provided, however, that the Plan may not be amended without compliance with any applicable shareholder approval requirements promulgated under the Code, if applicable, or by any stock exchange or market on which the Stock is listed for trading, all as reasonably determined by the Administrator. Except as specifically provided in the Plan, no such termination or amendment can reduce such rights as a Participant would have if the later of (i) the date of adoption, or (ii) the effective date of the termination or amendment were deemed to be a liquidation or dissolution of the Company, with the resulting rights, duties and obligations set forth in
Section 14.

SECTION 16. NOTICES. All notices or other communications shall be deemed to have been duly given (i) if by a Participant to the Administrator, when received in the required form at the corporate home office of the Company, addressed to "Administrator, Employee Stock Purchase Plan," and (ii) if by the Administrator to the Participant, when mailed to the last known address of Participant shown on the Employer's records.

SECTION 17. CONDITIONS UPON ISSUANCE OF SHARES, FOREIGN EMPLOYEES. Shares shall not be delivered unless such delivery shall comply with all applicable provisions of law, domestic or foreign, and the requirements of any stock exchange upon which the Shares may then be listed, including, in each case the rules and regulations promulgated thereunder, and shall be further subject to the approval of counsel for the Company with respect to such compliance, which may include a representation and warranties from the Participant that the Shares are purchased only for investment and without any present intention to sell or distribute such Shares. Without limiting the generality of the forgoing, the Administrator may provide for such special terms for Participants who are foreign nationals, or who are employed by the Company outside of the United States of America, as it may consider necessary or appropriate to accommodate differences in local law, tax policy or custom, so long as such special terms do not cause the Plan to violate the requirements of section 423 of the Code.

SECTION 18. EFFECTIVE DATE AND TERM OF PLAN. The Plan shall become effective on the Registration Date and shall terminate on the last day of the last full Offering Period next preceding the 10th anniversary of the Registration Date.

SECTION 19. MISCELLANEOUS.

     (a) EXECUTION OF RECEIPTS AND RELEASES. Any payment or any issuance or transfer of Shares to any person shall be in full satisfaction of all claims hereunder against the Plan, and the Administrator may require such person, as a condition precedent to receiving delivery of Shares, to execute a receipt and release therefor in such form as it shall determine.

     (b) PAYMENT OF EXPENSES. All expenses incident to the administration, termination, or protection of the Plan, including, but not limited to, legal and accounting fees, shall be paid by the Company.

     (c) RECORDS. Records of the Company as to any matters relating to this Plan will be conclusive on all persons.

     (d) INTERPRETATIONS AND ADJUSTMENTS. To the extent permitted by law, an interpretation of the Plan and a decision on any matter within the Board's or Administrator's discretion made in good faith is binding on all persons. A misstatement or other mistake of fact shall be corrected when it becomes known and the person responsible shall make such adjustment on account thereof as he considers equitable and practicable.

     (e) CERTAIN RIGHTS AND GUARANTEES ARE NOT IMPLIED. Without limitation, nothing contained in this Plan or any modification or amendment to the Plan, or in the creation of any Account, or in the execution of any subscription agreement, or in the issuance of any Shares under the Plan, give any Employee
(i) any right to continue employment, (ii) any legal or equitable right against the Company or any officer, director, or Employee of the Company, except as expressly provided by the Plan; nor (iii) any guarantee that the Plan will satisfy all of the requirements necessary to be considered an Employee Stock Purchase Plan as defined in Section 423 of the Code at any time of reference.

     (f) INFORMATION. The Company shall, upon request or as may be specifically required hereunder, furnish or cause to be furnished, all of the information or documentation which is necessary or required by the Board and/or Administrator to perform its duties and functions under the Plan. The Company's records as to the current information the Company furnishes to the Board and/or Administrator shall be conclusive as to all persons.

     (g) SEVERABILITY. In the event any provision of the Plan shall be held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of the Plan, but shall be fully severable and the Plan shall be construed and enforced as if the illegal or invalid provision had never been included herein.

     (h) HEADINGS; GENDER. The titles and headings are included for convenience of reference only and are not to be considered in construction of the provisions hereof. Words used in the masculine shall apply to the feminine where applicable, and whenever the context of the Plan dictates, the plural shall be read as the singular and the singular as the plural.

     (i) NO LIABILITY FOR GOOD FAITH DETERMINATIONS; ACTIONS. Neither the members of the Board nor the Administrator (nor their respective delegatees) shall be liable for any act, omission, or determination taken or made in good faith with respect to the Plan or any right to purchase Shares granted under it, and members of the Board and the Administrator (and their delegatees) shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage, liability or expense (including attorneys' fees, the costs of settling any suit, provided such settlement is approved by independent legal counsel selected by the Company, and amounts paid in satisfaction of a judgment, except a judgment based on a finding of bad faith) arising therefrom to the full extent permitted by law, including, without limitation, and under any directors' and officers' liability or similar insurance coverage that may from time to time be in effect. The Company assumes no liability to any Participant or his legal representatives, heirs, legatees or distributees for any act of, or failure to act on the part of, the Company, the Board or the Administrator.

     (j) GOVERNING LAW. All questions arising with respect to the provisions of this Plan shall be determined by application of the laws of the State of Texas except to the extent Texas law is preempted by federal law.

           IN WITNESS WHEREOF, the undersigned has executed this Plan as of this _____ day of ______________, 2000 to fully evidence the Company's adoption thereof, to be effective as provided in Section 18 hereof.



                                      THE CONCOURS GROUP, INC.

                                      By:

                                      Name:

                                      Title: